UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 14, 2026

Dine Brands Global, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-15283	95-3038279
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10 West Walnut Street, 5th Floor
Pasadena, California		91103
(Address of principal executive offices)		(Zip Code)

(818) 240-6055

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $.01 Par Value	DIN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Dine Brands Global, Inc. (the “Corporation”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”) on May 14, 2026. The following matters set forth in the Corporation’s Proxy Statement dated March 27, 2026, which was filed with the Securities and Exchange Commission pursuant to Regulation 14A under the Securities Exchange Act of 1934, were voted upon with the results indicated below.

Proposal One: Election of Directors.

The nominees listed below were elected to serve as directors for a one-year term with the respective votes set forth opposite their names:

	For	Against	Abstain	Broker Non-Votes
Howard M. Berk	7,254,230	415,793	119,722	2,426,174
Amanda Clark	7,120,857	337,772	331,116	2,426,174
Michael C. Hyter	7,279,540	390,677	119,528	2,426,174
Douglas M. Pasquale	7,283,053	419,048	87,644	2,426,174
John W. Peyton	7,307,400	362,162	120,183	2,426,174
Martha C. Poulter	7,307,849	363,066	118,830	2,426,174
Matthew T. Ryan	7,313,621	356,622	119,502	2,426,174
Enrique Silva	7,331,876	338,377	119,492	2,426,174
Arthur F. Starrs	7,332,324	340,554	116,867	2,426,174
Lilian C. Tomovich	7,060,729	395,856	333,160	2,426,174

Proposal Two: Ratification of the Appointment of KPMG LLP as the Corporation’s Independent Auditor for the 2026 Fiscal Year.

The stockholders ratified the appointment of KPMG LLP as independent auditor of the Corporation for the 2026 fiscal year. The voting results are set forth below:

For	Against	Abstain	Broker Non-Votes
9,728,152	59,013	428,754	-0-

Proposal Three: Approval, on an Advisory Basis, of the Compensation of the Corporation’s Named Executive Officers.

The stockholders approved, on an advisory basis, the compensation of the Corporation’s named executive officers as disclosed in the Proxy Statement. The voting results are set forth below:

For	Against	Abstain	Broker Non-Votes
6,168,102	1,131,217	490,425	2,426,174

Proposal Four: Approval, on an Advisory Basis, to Provide Stockholders the Right to Call a Special Meeting of the Stockholders at a 25% Ownership Threshold.

The stockholders approved, on an advisory basis, the right of stockholders to call a special meeting of the stockholders at a 25% ownership threshold. The voting results are set forth below:

For	Against	Abstain	Broker Non-Votes
5,130,454	2,088,982	570,308	2,426,174

Proposal Five: Stockholder Proposal Regarding the Right of Stockholders to Call a Special Meeting of Stockholders at a 15% Ownership Threshold.

The stockholders did not approve the right of stockholders to call a special meeting of stockholders at a 15% ownership threshold. The voting results are set forth below:

For	Against	Abstain	Broker Non-Votes
3,300,205	4,172,782	316,758	2,426,174

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 19, 2026		DINE BRANDS GLOBAL, INC.

	By:	/s/ Vance Y. Chang
Vance Y. Chang
Chief Financial Officer